EXHIBIT 32.1

                      CERTIFICATION OF SERVICE 1st BANCORP
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                    REGARDING
        ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Service 1st Bancorp, a California corporation ("Bancorp"), does hereby certify that:

1. Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Bancorp.


Dated: March 25, 2004                    /s/ JOHN O. BROOKS
                                         ---------------------------------------
                                         John O. Brooks
                                         Chief Executive Officer


Dated: March 25, 2004                    /s/ ROBERT E. BLOCH
                                         ---------------------------------------
                                         Robert E. Bloch
                                         Executive Vice President and
                                         Chief Financial Officer

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